PRIVATE WEALTH MANAGEMENT

Dreyfus MidCap Index Fund

Dreyfus Small Cap Stock Index Fund

Dreyfus International Stock Index Fund

Seeking to match the performance of select stock market indexes

PROSPECTUS March 1, 2002






THIS PROSPECTUS IS TO BE USED ONLY BY CLIENTS OF MELLON'S PRIVATE WEALTH MANAGEMENT GROUP.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


(PAGE)


                         Contents


                     THE FUNDS
                     ----------------------------------------

                     Introduction                              1



                     Dreyfus MidCap Index Fund                 2

                     Dreyfus Small Cap Stock Index Fund        6

                     Dreyfus International Stock Index Fund   10

                     Management                               14

                     Financial Highlights                     15





                     YOUR INVESTMENT
                     ----------------------------------------

                     Account Policies                         18

                     Distributions and Taxes                  19





                     FOR MORE INFORMATION
                     ----------------------------------------

                     Back Cover


This prospectus is designed to be used only by clients of Mellon's Private Wealth Management that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates.



(PAGE)


The Funds



Dreyfus MidCap Index Fund

Dreyfus Small Cap Stock Index Fund

Dreyfus International Stock Index Fund



INTRODUCTION

The Dreyfus Index Funds invest in various types of stocks using an indexing approach. Each fund seeks to match the performance of a different stock market index, as described on the following pages.

In managing their portfolios, the funds do not rely on the professional judgment of a portfolio manager for decisions about asset allocation or securities selection, as do actively managed funds. Instead, each fund looks to its respective index in determining which securities to hold, and in what proportion.

Indexing has the potential to eliminate some of the risks of active management, and to increase an investor's after-tax performance. At the same time, indexing also means that a fund does not have the option of changing its strategy, even at times when it may appear advantageous to do so.


This prospectus is designed to be used only by Mellon Private Asset Management(SM )(MPAM(SM)) clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates.


INFORMATION ON EACH FUND'S RECENT PERFORMANCE AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK COVER).


Introduction



(PAGE 1)



Dreyfus MidCap Index Fund
-----------------------
Ticker Symbol: PESPX

GOAL/APPROACH

The fund seeks to match the performance of the Standard & Poor's MidCap 400 Index. To pursue this goal, the fund generally is fully invested in stocks included in the index, and in futures whose performance is tied to the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund generally invests in all 400 stocks in the S&P MidCap 400 in proportion to their weighting in the index. The S&P MidCap 400 is composed of 400 stocks of medium-size domestic and some Canadian companies with market capitalizations ranging between approximately $300 million and $9 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

"Standard & Poor's((reg.tm))," "S&P((reg.tm))," and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

MIDCAP COMPANIES: established companies that may not be well known. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

2



(PAGE 2)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

* INDEXING STRATEGY RISK. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Other potential risks

At times, the fund may invest in futures contracts whose performance is tied to the S&P Midcap 400 Index. While used primarily as a substitute for the sale or purchase of securities, such investments can increase the fund's volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                  Dreyfus MidCap Index Fund 3



(PAGE 3)

DREYFUS MIDCAP INDEX FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and table show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P MidCap 400, a broad measure of midcap stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

11.95   13.52    -3.96    30.35   18.52   31.53   18.42   14.02   16.74   -1.01
92      93       94       95      96      97      98      99      00      01

BEST QUARTER:                    Q4 '98                       +27.84%

WORST QUARTER:                   Q3 '01                       -16.67%


Average annual total returns AS OF 12/31/01

                                                            1 Year                     5 Years                   10 Years
------------------------------------------------------------------------------------------------------------------------------------
FUND
RETURNS BEFORE TAXES                                        -1.01%                    15.47%                     14.49%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                            -1.82%                    11.69%                     11.67%

FUND
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                         -0.12%                    11.78%                     11.34%

S&P MIDCAP 400
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                                     -0.62%                    16.11%                     15.01%



What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






(PAGE 4)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                   1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN SIX MONTHS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.25%

Shareholder services fee                                                 0.25%

Other expenses                                                           0.00%
--------------------------------------------------------------------------------

TOTAL                                                                    0.50%
--------------------------------------------------------------------------------


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$51                                $160                                  $280                                  $628


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of the non-interested board members and of independent counsel to the fund and to the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

                                                  Dreyfus MidCap Index Fund 5





(PAGE 5)

Dreyfus Small Cap Stock Index Fund
----------------------
Ticker Symbol: DISSX

GOAL/APPROACH

The fund seeks to match the performance of the Standard & Poor's SmallCap 600 Index. To pursue this goal, the fund invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is tied to the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's portfolio investments are selected by a "sampling" process based on market capitalization, industry representation and other means. The fund expects to invest in approximately 500 or more of the stocks in the S&P SmallCap 600 index. However, at times, the fund may be fully invested in all the stocks that comprise the index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The S&P SmallCap 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $40 million and $3 billion, depending on index composition. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

"Standard & Poor's((reg.tm))," "S&P((reg.tm))," and "Standard & Poor's SmallCap 600 Index" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

SMALL-CAPITALIZATION COMPANIES: new, often entrepreneurial companies. Small-cap companies tend to grow faster than large-cap companies, but frequently are more volatile, more vulnerable to major setbacks, and have a higher failure rate than larger companies.

SAMPLING: a statistical process used to select stocks so that the portfolio has investment characteristics that closely approximate those of the index.




(PAGE 6)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* SMALLER COMPANY RISK. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

* INDEXING STRATEGY RISK. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Other potential risks

At times, the fund may invest in futures contracts whose performance is tied to the S&P SmallCap 600 Index. While used primarily as a substitute for the sale or purchase of securities, such investments can increase the fund's volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Dreyfus Small Cap Stock Index Fund



(PAGE 7)

DREYFUS SMALL CAP STOCK INDEX FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and table show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the S&P SmallCap 600, a broad measure of small-cap stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

                                                  -1.62   12.14   11.28   5.94
92      93       94       95      96      97      98      99      00      01

BEST QUARTER:                    Q4 '01                       +20.56%

WORST QUARTER:                   Q3 '98                       -20.86%


Average annual total returns AS OF 12/31/01

                                                                   Since
                                                                 inception
                                           1 Year                (6/30/97)
--------------------------------------------------------------------------------

FUND
RETURNS BEFORE TAXES                        5.94%                  8.80%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS                            5.69%                  7.30%

FUND RETURNS AFTER TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES                         3.74%                  6.61%

S&P SMALLCAP 600 REFLECTS NO
DEDUCTION FOR
FEES, EXPENSES OR TAXES                     6.51%                  9.22%

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






(PAGE 8)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                   1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN SIX MONTHS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.25%

Shareholder services fee                                                 0.25%

Other expenses*                                                          0.01%
--------------------------------------------------------------------------------

TOTAL                                                                    0.51%

* THE AMOUNT NOTED IN "OTHER EXPENSES" REFLECTS INTEREST PAYMENTS IN CONNECTION WITH CERTAIN FUND BORROWING.
--------------------------------------------------------------------------------

Expense example

1 Year                                  3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$52                                $164                                  $285                                  $640


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of the non-interested board members and of independent counsel to the fund and to the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

Dreyfus Small Cap Stock Index Fund





(PAGE 9)

Dreyfus International Stock Index Fund
---------------------
Ticker Symbol: DIISX

GOAL/APPROACH

The fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index (EAFE((reg.tm))). To pursue this goal, the fund invests in a representative sample of stocks of foreign companies included in the EAFE index, and in futures whose performance is tied to certain countries included in the index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

The fund's portfolio investments are selected by a "sampling" process based on country, market capitalization, industry weightings and other benchmark characteristics. The fund expects to invest in approximately 550 or more of the stocks in the EAFE index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the index does.

The EAFE index is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the U.S. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.

The fund also may use stock index futures as a substitute for the sale or purchase of securities.

Concepts to understand

FOREIGN COMPANY: a company organized under the laws of a foreign country or for which the principal trading market is in a foreign country; or a company organized in the U.S. with a majority of its assets or business outside the U.S




(PAGE 10)

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.

* INDEXING STRATEGY RISK. The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

Other potential risks

At times, the fund may invest in futures contracts whose performance is tied to the EAFE Index, and may enter into foreign currency forward and futures contracts. While used primarily as a substitute for the sale or purchase of securities or to maintain the approximate currency exposure of the EAFE Index, such investments can increase the fund's volatility and lower its return. Derivatives, such as futures contracts, can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Dreyfus International Stock Index Fund



(PAGE 11)

DREYFUS INTERNATIONAL STOCK INDEX FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and table show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total return to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (Free) Index (EAFE), a broad measure of foreign stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

                                                 19.36   27.29   -15.66  -22.04
92      93       94       95      96      97     98      99      00      01

BEST QUARTER:                    Q4 '98                       +20.33%

WORST QUARTER:                   Q3 '98                       -14.46%


Average annual total returns AS OF 12/31/01

                                                                   Since
                                                                 inception
                                           1 Year                (6/30/97)
--------------------------------------------------------------------------------

FUND
RETURNS BEFORE TAXES                       -22.04%                 -2.21%

FUND RETURNS AFTER TAXES
ON DISTRIBUTIONS                           -23.17%                 -2.49%

FUND RETURNS AFTER TAXES ON
DISTRIBUTIONS AND
SALE OF FUND SHARES                        -13.90%                 -1.85%

MSCI EAFE INDEX REFLECTS NO
DEDUCTION FOR
FEES, EXPENSES OR TAXES                    -21.44%                 -1.42%

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.






(PAGE 12)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge
(load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

% OF TRANSACTION AMOUNT

Maximum redemption fee                                                   1.00%

CHARGED ONLY WHEN SELLING SHARES YOU

HAVE OWNED FOR LESS THAN SIX MONTHS
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                          0.35%

Shareholder services fee                                                 0.25%

Other expenses                                                           0.00%
--------------------------------------------------------------------------------

TOTAL                                                                    0.60%
--------------------------------------------------------------------------------


Expense example

1 Year                             3 Years                              5 Years                               10 Years
------------------------------------------------------------------------------------------------------------------------------------

$61                                $192                                  $335                                  $750


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Under the fund's management contract, Dreyfus has agreed to pay all of the fund's expenses, except management fees, shareholder services fees, brokerage commissions, taxes, interest, fees and expenses of the non-interested board members and of independent counsel to the fund and to the non-interested board members, and extraordinary expenses.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for shareholder account service and maintenance.

Dreyfus International Stock Index Fund





(PAGE 13)

MANAGEMENT


The investment adviser for each fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $187 billion in over 190 mutual fund portfolios. For the past fiscal year, each of Dreyfus MidCap Index Fund and Dreyfus Small Cap Stock Index Fund paid Dreyfus a management fee at the annual rate of 0.25% of the fund's average daily net assets, and Dreyfus International Stock Index Fund paid Dreyfus a management fee at the annual rate of 0.35% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $592 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Each fund, Dreyfus and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.




(PAGE 14)




FINANCIAL HIGHLIGHTS

Dreyfus MidCap Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                                                                            YEAR ENDED OCTOBER 31,

                                                                             2001        2000       1999        1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                       25.76       24.14      25.80       26.55       21.32

 Investment operations:  Investment income -- net                           .16(1)     .22(1)      .21(1)        .27         .25

                         Net realized and unrealized gain (loss)
                         on investments                                    (3.02)        6.07       4.46        1.16        6.25

 Total from investment operations                                          (2.86)        6.29       4.67        1.43        6.50

 Distributions:          Dividends from investment income -- net            (.21)       (.20)      (.31)       (.23)       (.27)

                         Dividends from net realized gain
                         on investments                                    (3.38)      (4.47)     (6.02)      (1.99)      (1.00)

 Total distributions                                                       (3.59)      (4.67)     (6.33)      (2.22)      (1.27)

 Redemption fee added to paid-in capital                                    .00(2)      .00(2)     .00(2)        .04          --

 Net asset value, end of period                                             19.31       25.76      24.14       25.80       26.55

 Total return (%)                                                         (12.85)       30.77      20.48        5.88       32.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                  .50         .50        .50         .50         .50

 Ratio of net investment income to average net assets (%)                     .72         .90        .90         .98        1.07

 Decrease reflected in above expense ratios due to actions by Dreyfus (%)      --          --         --          --         .09

 Portfolio turnover rate (%)                                                28.34       45.74      50.17       67.85       20.15
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                    545,881     487,756    282,544     251,772     221,017

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN $.01.

                                                                                                         Financial Highlights 15





(PAGE 15)

FINANCIAL HIGHLIGHTS

Dreyfus Small Cap Stock Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                         YEAR ENDED OCTOBER 31,

                                                                           2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                       15.49       13.03      12.16       13.90       12.50

 Investment operations:  Investment income -- net                           .04(2)      .03(2)     .04(2)        .04         .02

                         Net realized and unrealized gain (loss)
                         on investments                                    (1.06)        3.06       1.38      (1.60)        1.38

 Total from investment operations                                          (1.02)        3.09       1.42      (1.56)        1.40

 Distributions:          Dividends from investment income -- net            (.03)       (.04)      (.05)       (.02)          --

                         Dividends from net realized gain on investments   (1.46)       (.59)      (.50)       (.16)          --

 Total distributions                                                       (1.49)       (.63)      (.55)       (.18)          --

 Redemption fee added to paid-in capital                                    .00(3)         --         --          --          --

 Net asset value, end of period                                             12.98       15.49      13.03       12.16       13.90

 Total return (%)                                                          (6.95)       24.64      11.86     (11.38)   11.20(4,5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of operating expenses to average net assets (%)                        .50         .50        .50         .50       .17(5)

 Ratio of interest expense and loan commitment fees to
 average net assets (%)                                                       .01         .01        .01          --          --

 Ratio of net investment income to average net assets (%)                     .28         .21        .34         .35       .13(5)

 Portfolio turnover rate (%)                                                42.01       36.89      41.97       25.14     10.59(5)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     83,182      59,628     35,991      24,325      18,081

(1)  FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  EXCLUSIVE OF REDEMPTION FEE.

(5)  NOT ANNUALIZED.



16



(PAGE 16)

FINANCIAL HIGHLIGHTS

Dreyfus International Stock Index Fund

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                          YEAR ENDED OCTOBER 31,

                                                                           2001        2000       1999        1998       1997(1)
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)

 Net asset value, beginning of period                                       14.18       14.95      12.25       11.27       12.50

 Investment operations:  Investment income -- net                           .15(2)      .19(2)     .17(2)        .12         .07

                         Net realized and unrealized gain (loss)
                         on investments                                    (3.74)       (.78)       2.62         .96      (1.30)

 Total from investment operations                                          (3.59)       (.59)       2.79        1.08      (1.23)

 Distributions:          Dividends from investment income -- net               --       (.18)      (.09)       (.10)          --

 Redemption fee added to paid-in capital                                      .01          --         --          --          --

 Net asset value, end of period                                             10.60       14.18      14.95       12.25       11.27

 Total return (%)                                                         (25.25)      (4.09)      22.87        9.68   (9.84)(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                  .60         .60        .60         .60       .20(3)

 Ratio of net investment income to average net assets (%)                    1.26        1.21       1.27        1.32       .32(3)

 Portfolio turnover rate (%)                                                30.02       15.32       9.01       22.62       .16(3)
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                     72,344      51,619     37,504      24,887       9,246

(1)  FROM JUNE 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.



Financial Highlights



(PAGE 17)

Your Investment

ACCOUNT POLICIES

Buying shares

YOU PAY NO SALES CHARGES to invest in these funds. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Each fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.
--------------------------------------------------------------------------------

Minimum investments

                               Initial               Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS               $2,500                $100

TRADITIONAL IRAS               $750                  NO MINIMUM

SPOUSAL IRAS                   $750                  NO MINIMUM

ROTH IRAS                      $750                  NO MINIMUM

DREYFUS AUTOMATIC              $100                  $100
INVESTMENT PLANS

EDUCATION SAVINGS              $500                  NO MINIMUM
ACCOUNTS                                             AFTER FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.




Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

BEFORE SELLING SHARES RECENTLY PURCHASED by check or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire or telephone redemption requests for up to eight business days following the purchase of those shares

IF YOU ARE SELLING OR EXCHANGING SHARES you have owned for less than six months, the fund may deduct a 1% redemption fee (not charged on shares acquired through dividend reinvestment).
--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                  Minimum               Maximum
--------------------------------------------------------------------------------

CHECK                    NO MINIMUM            $250,000 PER DAY

WIRE                     $1,000                $500,000 FOR JOINT ACCOUNTS
                                               EVERY 30 DAYS

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.






(PAGE 18)


General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

EACH FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, each fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, your fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.




DISTRIBUTIONS AND TAXES

EACH FUND USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in your fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table above also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

       19




(PAGE 19)

NOTES




(PAGE)


NOTES

(PAGE)


For More Information



Dreyfus Small Cap Stock Index Fund Dreyfus International Stock Index Fund
--------------------------------------
SEC file number:  811-5883

Dreyfus MidCap Index Fund
--------------------------------------
SEC file number:  811-6325

More information on these funds is available free upon request, including the following:

Annual/Semiannual Report

Describes a fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To obtain information:

BY TELEPHONE
Call your MPAM Account Officer or 1-888-281-7350

BY MAIL Write to your MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

   http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2002 Dreyfus Service Corporation
INDXP0302MPAM